                                                         EXHIBIT 10(cxxxv)


                                AMENDMENT NO. 2
                                       TO
                      THE NORTH AMERICAN COAL CORPORATION
                        SALARIED EMPLOYEES PENSION PLAN
                (As Amended and Restated as of January 1, 1989)

                 The North American Coal Corporation hereby adopts this Amendment No. 2 to The North American Coal Corporation Salaried Employees Pension Plan (As Amended and Restated as of January 1, 1989) (the "Plan"). The provisions of this Amendment shall be effective as of the dates indicated herein and, pursuant to Internal Revenue Service Notice 92-36, shall be combined with the provisions of all other amendments to the Plan which are effective on or after January 1, 1989 and treated as a single amendment for purposes of the nondiscrimination requirements of the Internal Revenue Code. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.


                                   SECTION 1
                                   ---------

                 Effective December 31, 1993, the following new sentence is hereby added to the end of the Preamble to the Plan:

         "Effective December 31, 1993, the NACCO Industries, Inc. Pension Plan for Salaried Employees was merged into the Plan."


                                   SECTION 2
                                   ---------

                 Effective December 31, 1993, Section 1.10(d)(ii) of the Plan is hereby amended by adding the phrase "or the Merged Plan" after the phrase "an Other Group Plan" each time it appears therein.

                                   SECTION 3
                                   ---------

                 Effective as of January 1, 1989, a new Section 1.10A is hereby added to the Plan, immediately following Section 1.10, to read as follows:

                 "1.10A CAPPED PARTICIPANT: A Participant whose Accrued Benefit on December 31, 1988 or December 31, 1993 is based upon Compensation in excess of the limit contained in Section 401(a)(17) of the Code as in effect on or after such date(s)."





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                                   SECTION 4
                                   ---------

                 Effective as of January 1, 1989, the following sentence is hereby added after the first sentence of Section 1.14(b) of the Plan to read as follows:

         "In applying the Code Section 401(a)(17) limit for the 1989 through (and including) 1993 Plan Years, the Code Section 401(a)(17) limit in effect during the Year of calculation shall be applied for all purposes when calculating a Capped Participant's Accrued Benefit."


                                   SECTION 5
                                   ---------

                 Effective as of January 1, 1989, the second sentence of
Section 1.14(b) of the Plan is hereby amended by deleting the phrase "For purposes of the preceding sentence" and replacing it with the phrase "For purposes of calculating the limit contained in Section 401(a)(17) of the Code."


                                   SECTION 6
                                   ---------

                 Effective January 1, 1994, Section 1.18 of the Plan is hereby amended in its entirety to read as follows:

                 "1.18 COVERED EMPLOYEE: A salaried Employee of The Falkirk Mining Company, The Coteau Properties Company, The Sabine Mining Company, Bellaire Corporation, North American Coal Royalty Company, or The North American Coal Corporation (including, effective January 1, 1994, a salaried Employee associated with the Dallas Accounting Division) or a salaried Employee of any other Employer. Notwithstanding the foregoing, no Employee who is employed in an Excluded Bargaining Unit or who is a leased employee (as defined in Section 1.24) shall be a Covered Employee."


                                   SECTION 7
                                   ---------

                 Effective January 1, 1994, Section 1.25 of the Plan is hereby amended in its entirety to read as follows:

                 "1.25  EMPLOYER:  Any person which adopts the Plan pursuant to
Article XIII hereof. As of January 1, 1994, the Employers under the Plan are The Falkirk Mining Company, The Coteau Properties Company, The Sabine Mining Company, Bellaire Corporation, North American Coal Royalty Company, and The North American Coal Corporation. In the case of any person which adopts the Plan and which (a) ceases to exist, (b) ceases to be a member of the Controlled Group or (c) withdraws or is eliminated from the Plan, it shall not thereafter be an Employer."





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                                   SECTION 8
                                   ---------

                 Effective as of January 1, 1989, Section 1.30(a) of the Plan is hereby amended by deleting the phrase "For a particular Plan Year" in the first line thereof and replacing it with the phrase "For a particular Plan Year, unless an Employer elects one of the simplified methods contained in Code
Section 414(q)(12) or Revenue Procedure 93-42,".


                                   SECTION 9
                                   ---------

                 Effective December 31, 1993, a new Section 1.35A is hereby added to the Plan, immediately following Section 1.35, to read as follows:

                 "1.35A MERGED PLAN: The NACCO Industries, Inc. Pension Plan for Salaried Employees, as it existed from December 1, 1986 through December 31, 1993. Effective December 31, 1993, the Merged Plan was merged into this Plan."


                                   SECTION 10
                                   ----------

                 Effective December 31, 1993, Section 1.36 of the Plan is hereby amended in its entirety to read as follows:

                 "1.36 MINIMUM BENEFIT: For a Participant who was a Participant in the Plan on December 31, 1988, the Participant's Accrued Benefit as of December 31, 1988 determined in accordance with the benefit formula contained in Exhibit B attached hereto. For a Participant who was a participant in the Merged Plan, the Participant's accrued benefit under such plan. In the event that a Participant is described in both of the preceding sentences, the Participant's Minimum Benefit shall be the greater of the amounts determined under such sentences."


                                   SECTION 11
                                   ----------

                 Effective December 31, 1993, Section 1.41 of the Plan is hereby amended in its entirety to read as follows:

                 "1.41 OTHER GROUP PLAN: The NACCO Industries, Inc. Pension Plan for Salaried Employees that was terminated effective November 30, 1986 and The North American Coal Corporation Pension Plan for Salaried Employees that was terminated effective December 31, 1989."





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                                   SECTION 12
                                   ----------

                 Effective December 31, 1993, Section 1.49 of the Plan is hereby amended by adding the following sentence at the end thereof:

         "Effective December 31, 1993, the Merged Plan was merged into the
Plan."


                                   SECTION 13
                                   ----------

                 Effective January 1, 1994, Section 1.58 of the Plan is hereby amended in its entirety to read as follows:

                 "1.58  TRUST:  The trust created by the Trust Agreement."


                                   SECTION 14
                                   ----------

                 Effective January 1, 1994, Section 1.59 of the Plan is hereby amended in its entirety to read as follows:

                 "1.59 TRUST AGREEMENT: The Trust Agreement between the Company and the Trustee, as such Trust Agreement may be amended or restated from time to time, or any trust agreement superseding the same. The Trust Agreement is hereby incorporated in the Plan by reference."

                                   SECTION 15
                                   ----------

                 Effective January 1, 1994, Section 1.60 of the Plan is hereby amended in its entirety to read as follows:

                 "1.60 TRUST FUND: The assets held in trust under the provisions of the Trust Agreement, without distinction as to principal or income."

                                   SECTION 16
                                   ----------

                 Effective January 1, 1994, Section 1.61 of the Plan is hereby amended in its entirety to read as follows:

                 "1.61 TRUSTEE: The trustee or trustees under the Trust Agreement or its or their successor or successors in trust under such Trust Agreement."

                                   SECTION 17
                                   ----------

                 Effective December 31, 1993, Section 3.01 of the Plan is hereby amended by adding the following sentence to the end thereof:

         "Notwithstanding the foregoing, the benefit payable as of December 31, 1993 with respect to an Employee who was a participant in the Merged Plan on December 31, 1993 (which





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                                                                               5


         Plan was frozen as of such date) shall be determined by and paid in accordance with the terms and provisions of the Merged Plan as in effect on such date."

                                   SECTION 18
                                   ----------

                 Effective December 31, 1993, Section 4.01 of the Plan is hereby amended (1) by adding the letter "(a)" to the beginning of the first sentence thereof, and (2) by adding the following new Subsection (b) to the end thereof:

         "(b)  Notwithstanding the foregoing,the provisions of this Subsection
         (b) shall apply to the calculation of a Participant's Normal Retirement Pension in the event that the amount determined hereunder exceeds the amount determined under the provisions of Section (a) of this Section. The Normal Retirement Pension of a Participant under this Subsection (b) shall be a monthly amount equal to the sum of A plus B, where:

                 A = the amount determined under Subsection (a) of this Section, taking into account only the Participant's years of Benefit Service earned on or after January 1, 1994; and

                 B = the greater of (i) the SUM OF the Participant's Accrued Benefit under the Plan (or the Merged Plan) as of December 31, 1988, taking into account only the Participant's years of Benefit Service earned prior to January 1, 1989, PLUS the sum of the Participants' Accrued Benefits earned under the Plan (or the Merged Plan) during the 1989 through (and including) 1993 Plan Years, OR (ii) the Participant's Accrued Benefit as of December 31, 1993 under the Plan (or the Merged Plan), taking into account only years of Benefit Service earned prior to December 31, 1993.

         The total years of Benefit Service taken into account under this Subsection (b) may not exceed 30. In the event that a Participant has been credited with years of Benefit Service in excess of 30, such excess years of Benefit Service shall be subtracted from the portion of the benefit formula described in Paragraph (A) of this Subsection
         (b)."


                                   SECTION 19
                                   ----------

                 Effective as of January 1, 1989, Section 4.07 of the Plan is hereby amended (1) by adding the letter "(b)" before the second sentence of Subsection (a) thereof and (2) by re-lettering Subsection (b) thereof as Subsection (c) thereof.
                                   SECTION 20
                                   ----------

                 Effective as of January 1, 1989, Section 4.08(a) of the Plan is hereby amended by adding the phrase "Subject to the provisions of Sections 4.07(b) and 4.07(c)," at the beginning of the first sentence thereof.


                                   SECTION 21
                                   ----------





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
                                                                               6


                 Effective as of January 1, 1989, Section 4.09((b)(2) of the Plan is hereby amended by deleting the phrase "within a reasonable period of time before the Participant's Pension Commencement Date" and replacing it with the phrase "not more than 90 days nor less than 30 days before the Participant's Pension Commencement Date."


                                   SECTION 22
                                   ----------

                 Effective as of January 1, 1993, a new Section 5.03(d) is hereby added to the Plan, immediately following Section 5.03(c), to read as follows:

         "(d) Notwithstanding any provision of the Plan to the contrary, to the extent required under Section 401(a)(31) of the Code, if a Participant or Beneficiary (provided such Beneficiary is a Spouse) is eligible to receive a distribution from the Plan that constitutes an "eligible rollover distribution" (as defined in Section 402(c)(4) of the Code), the Participant or Beneficiary may elect to directly transfer all or a portion of such distribution from the Plan to an eligible retirement plan (as defined in Section 402(c)(8)(B) of the Code). The Committee shall prescribe reasonable procedures for the elections to be made pursuant to this Subsection and shall provide written notice to the Participant or Spouse (within the time period prescribed by treasury regulations or rulings) describing the rights under this Subsection and such other information required to be provided under Section 402(f) of the Code."


                                   SECTION 23
                                   ----------

                 Effective January 1, 1994, Section 6.06 of the Plan is hereby amended in its entirety to read as follows:

                 "6.06 FUNDING POLICY. The Investment Committee shall determine, establish and carry out a funding policy and method consistent with the objectives of the Plan and the requirements of Title I of ERISA. Subject to the right to amend and/or terminate the Plan, the Company shall contribute (or cause the Employers to contribute) to the Plan from time to time any amounts that may be required by applicable law or by any other Section of the Plan."


                                   SECTION 24
                                   ----------

                 Effective January 1, 1994, Article VIII of the Plan is hereby amended in its entirety to read as follows:

                      "Article VIII - Investment Committee
                      ------------------------------------

                 8.01 INVESTMENT COMMITTEE: NACCO Industries, Inc. has established a "Retirement Funds Investment Committee" (the "Investment Committee") pursuant to the terms of an Instrument of Creation and Delegation dated October 28, 1992, as such Instrument may be amended from time to time. In addition to the responsibilities specifically given to the Investment Committee under the Plan and Trust Agreement, the Investment Committee shall have such other responsibilities with respect to the Plan (and other defined benefit plans and defined contribution plans of the Controlled Group) as are granted to such Investment





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Committee in the Instrument.  In the absence of an Investment Committee, NACCO
Industries, Inc. shall perform the duties allocated to such Committee under the Plan and Trust Agreement."


                                   SECTION 25
                                   ----------

                 Effective January 1, 1994, Sections 13.01, 14.01, 14.02 and
15.01 of the Plan are hereby amended by deleting the phrase "Board of Directors" and replacing it with the phrase "the Nominating, Organization and Compensation Committee of its Board of Directors" each time it appears therein.


                                   SECTION 26
                                   ----------

                 Effective as of January 1, 1989, Section 16.03(b) of the Plan is hereby amended by deleting the phrase "Proposed Treasury Regulation Section 1.401(a)(4)-5(c)" and replacing it with the phrase "Treasury Regulation Section 1.401(a)(4)-5(b)."


                 EXECUTED this 29th day of December, 1993, to be effective
as stated herein.              ----        --------


                                       THE NORTH AMERICAN COAL CORPORATION


                                       By /S/ Thomas A. Koza
                                          ------------------
                                         Title: Vice President/Law &
                                                Administration, Secretary





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